Redacted portions have been marked with asterisks (****). Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.



                                                                   EXHIBIT 10.2

final                                              Proprietary and Confidential


                              AMENDED AND RESTATED

                               ALLIANCE AGREEMENT

                                    BETWEEN

                       TELEFONOS DE MEXICO, S.A. DE C.V.

                                      AND

                         WILLIAMS COMMUNICATIONS, INC.



         THIS ALLIANCE AGREEMENT (this "Agreement") between Williams Communications, Inc., a Delaware corporation, and its Controlled subsidiaries (collectively, "Williams") and Telefonos de Mexico, S.A. de C.V., a Mexican corporation, and its Controlled subsidiaries (collectively, "Telmex"), is effective May __, 1999 ("Effective Date"). Williams and Telmex are individually referred to as a "Party" and collectively referred to as the "Parties." "Control or Controlled" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies by one person or entity or a group of related persons or entities acting in concert; provided, however, that the legal or beneficial ownership, directly or indirectly by one person or entity or a group of related persons or entities acting in concert, of more than fifty percent (50%) of the voting stock for the election of directors of a party shall always be deemed Control. Exhibit A lists subsidiaries of each Party that shall not be classified as Controlled subsidiaries, even though they may meet the definition thereof. Exhibit A may be amended by either Party to add or delete a listed subsidiary with the written consent of the other Party, which consent shall not be unreasonably withheld


                                    RECITALS

WHEREAS, Telmex provides telecommunications, exchange access, information access, network management, networking services and network analysis in Mexico and other parts of the world, including the United States;

WHEREAS, Telmex has investments in global telecommunications systems and has established direct operating agreements and interconnection to foreign carriers;

WHEREAS, Telmex is a provider of business communications equipment and integration services for data, voice, video and advanced applications;

WHEREAS, Telmex together with Williams desires to offer its customers global solutions for their voice, data, video and advanced application communications needs,



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

final                                              Proprietary and Confidential


and to implement a plan to enhance its competitive position in Mexico and the United States;

WHEREAS, SBC Communications, Inc. owns equity in and has representation on the board of directors of Telmex and intends to purchase equity in Williams;

WHEREAS, Williams is a nationwide, single source provider of business communications equipment and integration services for data, voice, video and advanced applications on a retail basis and a provider of facilities-based network services for delivery of voice and data on a wholesale basis;

WHEREAS, Williams wishes to achieve additional geographic reach and economies of scale that will enable Williams to lower its costs, increase its ability to compete with established networks, and accelerate its construction program in the wholesale market for voice and data network services in the United States (the "United States" or the "U.S.") and use its domestic facilities to interconnect with Telmex's Mexican network thereby providing seamless wholesale services to its customers;

WHEREAS, the Parties are negotiating an alliance agreement with each other and with SBC Communications Inc. (the "SBC/Telmex/WCI Alliance Agreement");

WHEREAS, the relationship contemplated by this Alliance will serve to broaden the base of potential competitive opportunities for network services and other applications for all market segments and to respond to the market's desire for seamless product and service offerings throughout the United States and Mexico;

NOW THEREFORE, in consideration of the mutual covenants herein contained, and subject to Telmex's and Williams' respective affiliates' contractual obligations with third parties and to any applicable federal or state laws or regulations, in both cases, either present or future, Telmex and Williams agree as follows:

final                                              Proprietary and Confidential


1. PURPOSE OF THE ALLIANCE

The purpose of this Agreement is to define a strategic, non-exclusive alliance between the Parties in order to offer products and services through the cooperative deployment of facilities and interconnection of networks that will be designed to carry voice and data on a seamless nationwide and international basis (the "Alliance").

The Parties acknowledge that the activities and relationships addressed by the Alliance are subject to statutes and regulations of Mexico and the United States. Notwithstanding anything to the contrary contained in any agreement between the Parties including the prospective SBC/Telmex/WCI Alliance Agreement and this Agreement, the Parties will not take any action and will not be bound to act in connection with the Alliance which would constitute a violation of applicable law or take an action which requires governmental or any third party approval without first obtaining such approval.

2. RELATIONSHIP OF THE PARTIES

2.1.     Preferred Provider

         If either Telmex or Williams is designated in this Agreement as the supplying party (the "Supplying Party") for a product or service as agreed in writing by each of the Parties ("Alliance Product or Service"), then whenever the other Party needs such Alliance Product or Service, such supplied party (the "Supplied Party") will first seek to obtain the needed Alliance Product or Service from the Supplying Party, and therefore, the Supplying Party shall be the provider to the Supplied Party of the Alliance Products or Services, provided, however, that the Supplied Party shall not be obligated to use the other Party as the Supplying Party and will be entitled to use the facilities of any other provider or, if specified by contract or governmental regulation, a specific third party provider in the following cases:

                  (i) if any customer of either Telmex or Williams specifically requests the use of another provider;

                  (ii) if pursuant to existing contracts with third parties as described in Exhibit B the Supplied Party is required to obtain the product or service from any other source;

                  (iii) if pursuant to governmental or regulatory restrictions the Supplied Party is required to obtain the product or service from any other source;

                  (iv) if an exception is provided for in any agreements between the Parties including the proposed SBC/Telmex/WCI Alliance Agreement; or
final                                              Proprietary and Confidential


                  (v) if the Supplying Party is not offering Market Terms and Conditions (as defined in the last paragraph of this Section 2.1.), and technical performance or quality comparable to competitive products and services in accordance with the process in Section 3.3.

         For purposes hereof, "Alliance Products and Services" specifically shall include international switched voice traffic, international private line, and international frame relay, as more fully described in
         Section 1.1 and 1.2 of Schedule A which also includes current Alliance pricing for them (including pricing for ancillary services) and the identification of which Party is the Supplying Party. As contemplated in Schedule A, the Parties agree to add to the Alliance Products and Services any products that are developed and offered by either Party during the term of this Agreement which products and services will be made available to the other Party in accordance with the Preferred Provider obligation. The Parties agree to exercise their best reasonable efforts to develop and include new products, provided that, no such product will be added without the prior agreement in writing by both Parties. The product's description, pricing and performance standards will be provided to the Supplied Party for review and acceptance, in writing by both Parties, prior to such product being added to the Alliance Products and Services. The term "Market Terms and Conditions" shall mean the ****.

3. INTERNATIONAL WHOLESALE MARKET - MEXICAN ORIGINATED TRAFFIC BY TELMEX AND U.S. ORIGINATED TRAFFIC BY WILLIAMS


3.1.     Origin Country

         This Section addresses the pricing and other terms and conditions offered by each Party, as the Supplying Party, to the other for Alliance Products and Services offered in connection with traffic originated by a Party in its Origin Country for termination in the other Party's Origin Country. Telmex's Origin Country is Mexico and Williams' Origin Country is the United States. Unless otherwise mutually agreed, traffic shall be designated as originating in the country where the customer's principal place of business is located, regardless of the city where the communications traffic is originated.

3.2.     Most Favored Customer Treatment


         The net settlements rate, inter-carrier pricing, revenue sharing agreement, commission structure and other terms and conditions offered by one Party to the other, for the Alliance Products and Services, shall reflect the strategic and economic value of this relationship and, in no event, be less favorable than that



------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

final                                              Proprietary and Confidential



         granted to any other like entity in the market ("Most Favored Customer Treatment"), provided, however, that such obligation will not be applicable in any of the following cases:


                  (i) if more favorable terms and conditions are required to be offered pursuant to existing contracts with third parties as described in Exhibit B and/or in accordance with governmental or regulatory restrictions;


                  (ii) if an exception is provided for in any agreements between the Parties including the proposed SBC/Telmex/WCI Alliance Agreement or prohibited by any law or regulations; or,


                  (iii) if the Supplied Party is not requesting technical performance or quality comparable to competitive products and services.

         In the case of the Most Favored Customer Treatment offered to Williams by Telmex, the term "like entity in the market" shall mean ****.


         In the case of the Most Favored Customer Treatment offered to Telmex by Williams, the term "like entity in the market" shall mean ****. Further, Williams recognizes the strategic and economic value of the Telmex relationship and the Most Favored Customer Treatment offered by Williams will be commensurate with other large customers providing similar value. Williams also recognizes that the value of the relationship is likely to increase with the passage of time and regulatory liberalization. Accordingly, Williams agrees annually to revisit the Most Favored Customer Treatment accorded to Telmex in order to reflect growth of the strategic and economic value to Williams.


3.3.     Competitor's Pricing and Terms

         If the Supplied Party receives a competing offer from another provider offering to sell a product or service substantially similar to an Alliance Product or Service upon terms and conditions that are better than the Most Favored Customer Treatment offered by the Supplying Party, the Supplied Party will, to the extent allowed by contract or law, discuss with the Supplying Party the terms and conditions of products and services offered by the competing provider and ****,


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

         then the Supplied Party shall be free to use the competing provider's product or services in accordance with the terms and conditions of the competing offer which had been presented to the Supplying Party.

3.4.     Cooperative Effort

         If either Party is pursuing an strategic opportunity using an Alliance Product or Service and the Party pursuing the opportunity indicates to the Supplying Party that capturing the business opportunity with the customer requires different pricing or other terms, the Supplying Party agrees to exercise its best reasonable efforts to modify the pricing or other terms of the Alliance Product or Service in order for the Parties to provide the most competitive solution for the customer presenting the strategic opportunity. ****

3.5.     Withdrawal of the Most Favored Customer Treatment


         Subject to the exception set forth in Section 4, **** Telmex shall notify Williams by giving Williams thirty (30) days prior written notice, and the Parties will attempt to negotiate what pricing will be applicable to the Alliance Products and Services during this thirty
         (30) day period. If the Parties can not reach agreement within the thirty (30) day period, Williams shall, at its own discretion; **** Williams must exercise this right within sixty (60) days of the receipt date of the Telmex notice. No failure to exercise or no delay in exercising the rights shall operate as a waiver of such right in the future if a different situation arises again permitting the exercise of such right.

         ****. The foregoing is only intended to describe those situations where Williams has the option to terminate its obligation to offer Telmex Most Favored Customer Treatment for Alliance Products or Services purchased by Telmex to be offered in the U.S.

         ****. Williams shall notify Telmex by giving Telmex thirty (30) days prior written notice, and the Parties will attempt to negotiate what pricing will be applicable to the Alliance Products and Services during this thirty (30) day period.



------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

final                                              Proprietary and Confidential


If the Parties cannot reach agreement within the thirty (30) day period, Telmex shall, at its own discretion, ****. Telmex must exercise this right within sixty
(60) days of the receipt date of the Williams notice. No failure to exercise or no delay in exercising the rights shall operate as a waiver of such right in the future if a different situation arises again permitting the exercise of such right.

****


4. WHOLESALE MARKET - TELMEX BRANDED SWITCHED VOICE TRAFFIC U.S. ORIGIN


With respect to Telmex Branded Wholesale U.S. Switched Voice Traffic originating within the U.S., based upon Williams' voice services as described in Section 1.2 of Schedule A, as further qualified in this paragraph (the "Exempt Wholesale Service"), the parties agree to collaborate in the development of this product. Telmex may offer this Telmex branded service by means of a distribution channel or similar business structure that is established or maintained in the United States for the purpose of offering this Exempt Wholesale Service and/or other products to customers whose principal place of business is in the United States who seek to terminate traffic on the Telmex network in the Mexican and the Latin American markets, provided that this exception from Section 3.5 for the Exempt Wholesale Service may be withdrawn by Williams, as the Supplying Party, if any of the following occurs: (a) ****, and/or (b) ****. If either of provisos (a) or
(b) should occur, Williams shall, at its own discretion, (i) no longer be bound to offer Exempt Wholesale Service Pricing (as defined in the following paragraph) with respect to the Exempt Wholesale Service, and/or (ii) shall terminate offering the Alliance Products and Services used by Telmex in offering the Exempt Wholesale Service. Williams must exercise its rights in clauses (i) and (ii) set forth directly above within sixty (60) days of when it learns or is otherwise informed of the occurance of an event identified in provisos (a) or
(b). No failure to exercise or no delay in exercising the rights in clauses (i) or (ii) shall operate as a waiver of such right in the future if a different situation arises again permitting the exercise of such right.

Pricing for the Alliance Products and Services offered by Williams, as the Supplying Party, which are used to collaborate in the development of the Exempt Wholesale Service shall be established through the mutual agreement of the Parties. Such pricing will be set on an individual case basis with the goal of aggressively addressing the target market. In this regard, Williams will exercise its best reasonable efforts to offer pricing to Telmex that captures the opportunity and yields adequate compensation to both Parties ("Exempt Wholesale Service Pricing"). In order to achieve the adequate compensation anticipated by both Parties, **** Telmex recognizes that Williams obligation under this Section is subject to the exceptions listed in Section 2.1 above and Williams will be allowed to offer other wholesale products into Mexico for customers under that provision.


****The term "Incremental Domestic Business" shall mean additional traffic originating in the United States and terminating on the Williams network in the U.S. from customers not previously utilizing the Williams network, which additional traffic is secured in connection with such customer use of the Telmex Branded Switched Voice Traffic U.S. Origin.


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

final                                              Proprietary and Confidential


5. RETAIL MARKET - TELMEX U. S. ORIGIN VOICE TRAFFIC

Williams agrees to develop with Telmex the Alliance Products and Services identified in Section 1.2 of Schedule A so that Telmex can provide retail service to customers originating traffic in the United States ("U. S. Retail Voice Products"). The Parties will exercise their best reasonable efforts to develop and deploy these U. S. Retail Voice Products in the market as soon as possible.


For the U.S. Retail Voice Products, **** provided that (i) **** provides Williams its written consent to this classification and (ii) contingent upon the execution of a ****. This will allow Telmex to utilize the **** made available to **** under the ****. Telmex shall be deemed a **** only for the purposes of receiving the **** and shall not be bound by the other obligations under the ****, except as otherwise specifically agreed. Williams will provide the ****. Until January 1, 2000, the withdrawal of **** is to be determined on a ****. If on January 1, 2000, ****, then Williams and Telmex will negotiate as to whether to continue the ****. The classification as an **** may be withdrawn immediately upon notice by **** no longer desires that **** be classified as an **** for the purposes of this Agreement.



------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

6. USE OF FACILITIES

Nothing in any agreement between the Parties including the proposed SBC/Telmex/WCI Alliance Agreement shall be construed to prohibit either Party from using its own facilities or services owned or leased by itself or its Controlled subsidiaries as of the Effective Date. Also the Supplying Party may use its assets to provide services or products to any third parties.

7. OTHER ALLIANCE AGREEMENTS


In addition to this Agreement, the Parties will use their respective reasonable best efforts to promptly negotiate and execute (i) an Interconnection Agreement,
(ii) a Sales and Marketing Agreement (including gross revenue sharing procedures as contemplated herein), and (iii) an International Transport Services Agreement. The Parties intend to exercise reasonable best efforts to complete these other "Alliance agreements" within thirty (30) days after the "Closing" as that term is defined in the Securities Purchase Agreement referenced in Section 8 of this Agreement. Further, the Parties agree to discuss the benefits of negotiating a CPE Installation and Maintenance Agreement and a Managed Services Agreement. With respect to the Interconnection Agreement, the Parties agree that the form of the Interconnection Agreement submitted for governmental or regulatory approval shall include a term of at least five (5) years, subject to any necessary regulatory limitations, although the Parties agree to negotiate settlement pricing annually (the "Annual Settlement Price Adjustment"). If the Parties can not agree on the settlement pricing in any year, the last agreed upon price shall continue to apply until a new settlement price is agreed upon (the "Interim Period"). Once the new settlement price is agreed upon, the Parties shall apply the new settlement price retroactively to the date of the Annual Settlement Price Adjustment and shall issue any necessary credits for any overpayments made by a Party during the Interim Period. The Parties also agree to exercise their reasonable best efforts to renew and/or extend the term of the Interconnection Agreement so long as this Agreement remains in force and effect.




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

final                                              Proprietary and Confidential



8. EQUITY INVESTMENT

Contemporaneously with this Agreement, Telmex and the parent company of Williams are entering into a Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement") whereby Telmex will purchase equity (i.e., Class A common stock) in Williams Communications Group, Inc. ("WCG"), the parent company of Williams, in connection with the Initial Public Offering of Williams Communications Group, Inc. stock ("IPO"). In recognition of the strategic relationship set forth in this Agreement, if following the IPO, Telmex owns Class A common stock and WCG plans to issue new or additional common equity securities in a public offering solely for the purpose of raising additional capital; WCG will negotiate with Telmex a right to purchase, with respect to the issuance by the WCG of new or additional common equity securities for cash, a portion of such new or additional equity securities in order to reflect the development and the strength of the strategic relationship formed by this Alliance. If the Parties agree that the strategic relationship formed by this Alliance has been of increasing benefit to both Parties and that additional equity is warranted by this increase in Alliance value, WCG shall offer Telmex the right to purchase an agreed upon amount of such equity securities, in a private transaction, at the price offered to the public in connection with such issuance less any discounts or commissions per share from the price offered to the public available to the underwriters.


9. GOVERNANCE

9.1.     Alliance Governance

         The Alliance shall be managed by an Alliance Council, Committees and Alliance Managers.

9.2.     Alliance Council

         The "Alliance Council" shall consist of 3 members appointed by Telmex and 3 members appointed by Williams. The Alliance shall be managed under the direction of the Alliance Council, and the Alliance Council shall have the authority to appoint, oversee, reorganize and direct the activities of Committees (as defined below) provided that any binding obligation will result only from the execution of a definitive agreement by the Parties, if such an agreement is entered into. The Alliance Council will also endeavor to resolve any disagreements arising within a Committee. The Alliance Council shall meet every other month for the first twelve months, and quarterly thereafter unless otherwise agreed by the Parties. The initial chair of the Alliance Council shall be appointed by Telmex for a one year term, and thereafter the Party selecting the chair shall alternate between the Parties each year.

9.3.     Committees

         The Alliance Council will form such other Alliance committees as to which they may agree from time to time (the "Committees"). However, it is anticipated that




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

final                                              Proprietary and Confidential


         the Alliance Council will form Committees to address the design, planning and implementation of network, operational support systems and local access architectures and infrastructure associated with the telecommunications facilities and associated services contemplated by this Alliance. It is also expected that a Committee will be formed to discuss common interfaces, methods and procedures, design, planning and implementation of processes for service activation, service assurance, capacity planning, billing and other operational functions.

         The Alliance Council will establish Committee meeting times, Committee objectives, initial "Projects" to be developed and other Committee governance procedures when the Alliance Council creates a Committee. A "Project" is a task pertaining to the telecommunications facilities and services contemplated by the Alliance that is identified by the Alliance Council or a Committee. The Project will be defined and described in individual scope of work documents which shall be developed by the Committee.

9.4.     Regulatory Requirements

         All activities of the Alliance Council and Committees shall be conducted to ensure that both Parties are in full compliance with all legal and regulatory requirements imposed upon either Party.

9.5.     Timing and Notice

         The Chairman of the Alliance Council shall determine the time and place for meetings between the appointed representatives from each Party ("Meetings"). Meetings may also be called upon the agreement of any two members provided that such two members were not appointed by the same Party. Except in the event of an emergency, the Chairman or members calling a Meeting shall provide each Committee or Alliance Council member with at least fourteen (14) days advance written notice of the time, place and agenda for such Meeting. No matter shall be finally determined at any Meeting unless the matter was included in the agenda distributed with the notice for that Meeting and described with sufficient particularity to reasonably disclose the nature and importance of the matter.

9.6.     Quorum

         At least one member appointed by each Party shall be required to be in attendance in person or by phone in order to constitute a quorum for any Meeting.



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final                                              Proprietary and Confidential


9.7.     Participation

         Members may participate in a Meeting by teleconference or designate an alternate member to participate in a Meeting on their behalf upon prior written notice to the Chairman or members who called the Meeting.

9.8.     Unanimous Vote

         The Alliance Council and Committees shall act only by the unanimous vote of all members participating in a Meeting upon a resolution submitted in writing. Prior to the vote, the members will consult with their respective Alliance Managers.

9.9.     No Arbitration

         The failure of a Committee or the Alliance Council to achieve a unanimous vote with respect to a Project shall not be classified as a Dispute subject to the arbitration procedures set forth in Section 11.4 and, if an unanimous vote cannot be attained, the Parties shall follow the procedure set forth in Section 11.1 through 11.3 below and if a unanimous vote still cannot be obtained, a Party's exclusive alternative will be the ability to pursue the Project outside of the Alliance pursuant to Section 9.10.

9.10.    Further Cooperation

         If a proposed Project and/or the scope of work associated with such Project is not agreed to by both Parties, each Party will be free to pursue such Project on its own or with third parties, subject only to applicable restrictions on Confidential Information and use of intellectual property. However, to the extent that the implementation of the Project requires the cooperation of the other Party, each Party will reasonably cooperate with the other in order to integrate the Project into the Parties' networks.



10. ALLIANCE MANAGERS AND DEDICATED EMPLOYEES

10.1.    Alliance Managers

         The "Alliance Manager" is an individual appointed by each Party and dedicated to managing the Alliance relationship. Telmex and Williams will each designate one Alliance Manager from within their respective organizations. It shall be the responsibility of the Alliance Manager to:

10.1.1. Serve as the principal contact person for each Party to the other concerning Alliance matters;

10.1.2.        Expedite the accomplishment of accepted Projects;



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final                                              Proprietary and Confidential


10.1.3. Coordinate the activities of the Parties in furtherance of the goals of the Alliance;

10.1.4. Supervise dedicated employees that are employed by the Alliance Manager's employer;

10.1.5. Consult with the members of the Alliance Council and keep them informed of matters affecting the Alliance;

10.1.6. As agreed by the Parties, serve as spokespersons for the Alliance in dealings with external constituencies; and

10.1.7. Seek any necessary internal approvals that may be necessary and desirable to conduct the business of the Alliance.

10.1.8. Each Party will pay all the costs and expenses associated with its Alliance Manager and dedicated employees, unless otherwise specifically agreed.



11. DISPUTE RESOLUTION

11.1.    Disputes.

         The Parties shall attempt in good faith to resolve any controversy, dispute or claim arising out of or relating to this Agreement or the breach, termination, enforceability or validity thereof (collectively, a "Dispute") promptly by negotiation between the Alliance Managers. Either Party may give the other a written notice (a "Dispute Notice") setting forth with reasonable specificity the nature of the Dispute and the identity of any representative in addition to the Alliance Manager who will attend and participate in the meetings at which the Parties will attempt to settle the Dispute. Following the receipt of a Dispute Notice, the representatives of both Parties shall meet as soon as is practicable, but no later than in seven (7) days at a mutually acceptable time and place to negotiate in good faith a settlement of the Dispute, and shall meet thereafter as they reasonably deem necessary.

11.2.    Referral to CEO

         If the Dispute has not been resolved within seven (7) days after receipt of the Dispute Notice, then the Dispute shall be referred to the Alliance Council to negotiate. If the Dispute can not be resolved by the Alliance Council within seven (7) days after the referral, then the Dispute shall be referred to the chief executive officer of the ultimate parent corporation of each Party to the Dispute (the "CEO"). The CEOs shall promptly undertake good faith negotiations to settle the Dispute, including meetings in person or by teleconference as the CEOs may reasonably agree.

final                                              Proprietary and Confidential


11.3.    Confidentiality of Negotiations

         All negotiations pursuant to Sections 11.1 and 11.2 shall be confidential and shall be treated as compromise and settlement negotiations. Nothing said or disclosed, nor any document produced, in the course of such negotiations which is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future arbitration or litigation.

11.4.    Arbitration

         If the Dispute is not resolved within sixty (60) days of the Dispute Notice, the Parties agree that any controversies, disputes or claims arising under or in connection with the scope of this Agreement, or due to non-performance or breach hereof, shall be settled by arbitration in accordance with the Rules of Arbitration of UNCITRAL (United Nations Commission of International Trade Law).

         Arbitration shall take place in the City of Toronto, Canada and three arbitrators shall be designated as follows: One by Williams, another by Telmex and a third arbitrator shall be appointed by the other two.

         The arbitration award shall be issued no later than sixty (60) days after the date arbitration was initiated and the resolution or award shall be final and shall be in full force and effect.

         The compensation and expenses of the arbitrators shall be borne equally by the two Parties. Each Party to the dispute shall bear all other expenses incurred by it, including its own attorney and witness fees.

11.5.    Waiver of Jury Trial

         The Parties hereto hereby knowingly, voluntarily and intentionally waive all right to trial by jury in any action, suit or proceeding brought to resolve any Dispute whether sounding in contract, tort, or otherwise, between the Parties here to arising out of, connected with, related to, or incidental to this Agreement or the transactions related hereto or any course or conduct, course of dealing, statements (whether verbal or written) or actions of either Party. This provision is a material inducement for the Parties hereto entering into this Agreement.

11.6.    Expenses

         Except as otherwise expressly provided in this Agreement, each Party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated hereby.



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final                                              Proprietary and Confidential


11.7.    Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the state of New York in the United States, without giving effect to the conflict of law rules thereof.

12.      CONFIDENTIAL INFORMATION

12.1. Telmex and Williams recognize and understand that it may be desirable to exchange information deemed to be proprietary by either Williams or Telmex ("Confidential Information"). The disclosing Party shall mark the Confidential Information in a manner to indicate that it is considered proprietary, confidential, trade secret or otherwise subject to limited distribution as provided herein. When Confidential Information is provided orally, the disclosing Party shall, at the time of disclosure, clearly identify the information as being proprietary or confidential or otherwise subject to limited distribution as provided herein. Such Confidential Information will be protected by the receiving Party in the same manner as the receiving Party protects its own Confidential Information. The receiving Party shall use any such Confidential Information only in connection with this Agreement.

         Upon the written request of the disclosing Party, the receiving Party will return to the disclosing Party all writings and copies thereof containing the Confidential Information of the disclosing Party or destroy such information.


12.2. Notwithstanding any other provisions of this Agreement, the obligations specified in Section 12.1 will not apply to any information that:

12.2.1. Is already in the possession of the receiving Party, its parent, subsidiaries or affiliates, without any corresponding non-disclosure obligation,

12.2.2. Is independently developed by the receiving Party, its parent, subsidiaries or affiliates,

12.2.3.  Is or becomes publicly available without breach of this Agreement

12.2.4.  Is rightfully received by the receiving Party from a third Party;

12.2.5. Is released for disclosure by the disclosing Party with its prior written consent; or

12.2.6. Is disclosed in response to a valid order of a court or other governmental body of Mexico or the United States or any political subdivisions thereof; provided, however, that the receiving Party shall first have given notice to the disclosing Party and made a reasonable effort to



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         obtain a protective order requiring that the information and/or documents so disclosed be used only for the purposes for which the order was issued.


13. TERM AND TERMINATION

13.1.    Term

          This Agreement shall remain in force and effect for twenty (20) years, unless earlier terminated pursuant to the provisions of this Agreement.

13.2.    Termination Events Requiring Prior Notice

          This Agreement may be terminated by the Notifying Party (as hereinafter defined) by providing twenty (20) days prior written notice to the other Party, if:


                  (i) Without the written agreement of the Parties **** by means of a distribution channel or similar business structure that is established or maintained for the ****;


                  (ii) the Parties can not execute the Interconnection Agreement, the Sales and Marketing Agreement and the International Transport Services Agreement within thirty (30) days after the "Closing" as such term is defined in the Securities Purchase Agreement or such later time as the Parties may agree;

                  (iii) there is a "Change of Control" (as hereinafter defined in Section 13.4) of either of the Parties;

                  (iv) if any change in law or regulation materially and adversely affects the terms and conditions of the Alliance;

                  (v)      in the event that for any reason:

                           (a) the other Party fails to perform in any material respect any of the terms of this Agreement or any of the Alliance agreements, including, without limitation, if such defaulting Party fails to make any payment as agreed for any reason, including, but not limited to, governmental monetary controls or laws, regulations, decrees or restrictions of any kind, and such default or breach shall continue uncured for a period of thirty (30) days after the non-defaulting Party gives the other written notice of such default or breach;

                           (b) the other Party discontinues (after commencing) the distribution of commercial quantities of any of the Alliance Products or Services included in the Alliance for any reason for a period of more than thirty (30) days without the prior written consent of the other Party, which consent shall not be unreasonably withheld; or

                           (c) any part of this Agreement is not considered to be, or ceases to be, in conformity with the laws, regulations, consistent jurisprudence or court or administrative decisions (relevant to this


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.



                                    -16-

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                           Agreement) of the territory of this Alliance and, as
                           a result thereof, any provision material to this Agreement cannot be legally performed or enforced; or


                  (vi) In the event that Telmex is unable to terminate the **** (as defined in Exhibit B) by the time of "Closing" as that term is defined in the Securities Purchase Agreement referenced in Section 8 of this Alliance Agreement, then either Williams or Telmex shall have the right immediately to terminate this Alliance Agreement.



          Failure of any Party to terminate this Agreement shall not be deemed a waiver of the right subsequently to do so under the same or any other such reason. The Notifying Party shall exercise its termination right within a reasonable period of time, but in no event more than sixty (60) days from actual notice of the event or circumstances permitting termination by such Party.

          The "Notifying Party" shall be defined to mean either Party with respect to the events set forth in Section 13.2 (ii), (iii), (iv),
          (v) (c) and (vi). With respect to events in Section 13.2 (v) (a) or
          (v) (b), the Notifying Party shall be the Party who has neither defaulted nor failed to perform. With respect to Section 13.2 (i), the Notifying Party shall be Williams.


13.3.    Automatic Termination

         This Agreement shall expire and terminate automatically and without notice in the event that:

                  (i) any Party hereto commences a voluntary case or other proceeding seeking liquidation, reorganization, suspension of payments or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, sindico, custodian or other similar official of it or any substantial part of its property, or consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or makes a general assignment for the benefit of creditors, or fails to pay a substantial portion of its debts as they become due, or takes any corporate action to authorize any of the foregoing, or

                  (ii) any Party hereto or its business is nationalized, in whole or part, or the shares of such Party or control over such Party or over any substantial portion of its assets or over its management is seized by any government or any of its branches, departments or agencies, including, but not limited to, the military.


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.



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13.4.    Change of Control

         A Change of Control means any transaction where one Party is acquired, merged into or consolidated with or reorganized into another corporation or legal entity and as a result of such transaction less than a majority of the combined voting power of the then outstanding securities of the Party immediately after the transaction are held in the aggregate by the persons holding such securities immediately prior to the transaction. A Change of Control shall not include any transaction where the other party to the transaction is a wholly owned subsidiary of the ultimate parent corporation of the Party.


13.5     Termination - Equity Investment

         If this Agreement is terminated for any reason prior to the closing of the IPO, then either Party shall have the option to terminate the Securities Purchase Agreement.

13.6     Regulatory Frustration

         In the event of any action or failure to act by any regulatory authority that has the effect of materially frustrating or hindering the purpose of one or more of the Alliance agreements or the ability of the Parties to compete successfully by means of the Alliance, the Parties will meet:

                  (i)      to reevaluate the benefits of the Alliance,

                  (ii) to determine whether, and to what extent, the Alliance may be continued, and

                  (iii) to negotiate in good faith regarding reasonable terms and conditions for any termination of any of the Alliance agreements or revisions to the Alliance relationship.

        If the Parties cannot reach agreement on the terms and conditions under which the Alliance should continue, either Party shall have the right to terminate the Alliance agreement which was the subject of such action or failure to act by such regulatory authority upon twenty (20) days prior written notice.


14. REPRESENTATIONS AND WARRANTIES OF TELMEX

         Telmex hereby represents and warrants to Williams as follows:

14.1.    Organization, Standing and Authority.

         Telmex is a corporation duly organized, validly existing and in good standing under the laws of Mexico. Telmex has all requisite corporate power and authority


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         to enter into this Agreement hereby and to consummate the transactions contemplated herein. All corporate acts and other proceedings required to be taken by Telmex to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly taken. This Agreement has been duly executed and delivered by Telmex and constitutes the legal, valid and binding obligation of Telmex, enforceable against Telmex in accordance with its terms.

14.2.    No Violation

         The execution and delivery by Telmex of this Agreement and the consummation of the transactions contemplated hereby and compliance with the terms thereof will not, (i) conflict with or result in any violation of any provision of the articles of incorporation or by-laws, or the comparable organizational documents, (ii) conflict with, result in a violation or breach of, or constitute a default, or give rise to any right of termination, revocation, cancellation, or acceleration, under, any material contract, concession or permit issued to Telmex, except for any such conflict, violation, breach, default or right which is not reasonably likely to have a material adverse effect on the ability of Telmex to consummate the material transactions contemplated by this Agreement or (iii) conflict with or result in a violation of any judgment, order, decree, writ, injunction, statute, law, ordinance, concession, permit, rule or regulation applicable to Telmex or to the property or assets of Telmex, except for any such conflict or violation which is not reasonably likely to have such a material adverse effect.

14.3.    Consents and Approvals

         No consent, approval, license, permit, order or authorization of, registration, declaration or filing with, or notice to, any domestic or foreign court, administrative or regulatory agency or commission or other governmental authority or instrumentality (each, a "Governmental Entity") is required to be obtained or made by or with respect to Telmex in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

15. REPRESENTATIONS AND WARRANTIES OF WILLIAMS

         Williams hereby represents and warrants to Telmex as follows:

15.1.    Organization, Standing and Authority

         Williams is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Williams has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions



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         contemplated hereby. All corporate acts and other proceedings required to be taken by Williams to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated thereby have been duly and properly taken. This Agreement has been duly executed and delivered by Williams and constitutes the legal, valid and binding obligation of Williams, enforceable against it in accordance with its terms.

15.2.    No Violation

         The execution and delivery by Williams of this Agreement does not, and the consummation of the transactions contemplated thereby and compliance with the thereof will not (i) conflict with or result in any violation of any provision of the certificate of incorporation or by-laws of Williams, (ii) conflict with, result in a violation or breach of, or constitute a default, or give rise to any right of termination, revocation, cancellation, or acceleration, under, any material contract, concession or permit issued to Williams, except for any such conflict, violation, breach, default or right which is not reasonably likely to have a material adverse effect on the ability of Williams to consummate the material transactions contemplated by this Agreement or (iii) conflict with or result in a violation of any judgment, order, decree, writ, injunction, statute, law, ordinance, concession, permit, rule or regulation applicable to Williams or to the property or assets of Williams, except for any such conflict or violation which is not reasonably likely to have such a material adverse effect.

15.3.    Consents and Approvals

         No consent, approval, license, permit, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity is required to be obtained or made by or with respect to Williams in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

16.      GENERAL PROVISIONS

16.1.    Assignment

         Neither Party may assign nor delegate any of its rights or obligations under this Agreement without the consent of the other Party.

16.2.    Costs and Expenses

         Except as otherwise specifically agreed to by the Parties in writing, each Party will be responsible for its own expenses arising under this Agreement.

16.3.    Amendment

         No amendment of this Agreement shall be valid or binding on the Parties unless such amendment shall be in writing and duly executed by an authorized representative of each Party.



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16.4.    Headings

         Headings contained herein shall in no way limit the subject matter they introduce and shall not be used in construing this Agreement.

16.5.    Publicity

         Neither Party shall make a public announcement about this Agreement or the Parties' discussions related to any aspect of it without the written consent of the other Party on the exact wording of such public announcement. Either of the Parties may at anytime make announcements which are required by applicable law, regulatory bodies, or stock exchange or stock association rules, so long as the Party so required to make the announcement, promptly upon learning of such requirement, notifies the other Party of such requirement and discusses with the other Party in good faith that exact wording of any such announcement.

16.6.    Execution

         This Agreement shall be executed in two duplicate copies, one for each Party, each of which copies shall be deemed an original.

16.7.    Limitation of Liability

         Except to the extent expressly set forth in one of the Alliance agreements, neither Party, nor its officers, employees, agents, partners, affiliates or subcontractors shall be liable to the other Party, its officers, employees, agents, partners, affiliates or subcontractors for claims for incidental, indirect, consequential, exemplary, punitive, or other special damages, including, but not limited to, damages for a loss of profits or opportunity costs, connected with or resulting from any performance or lack of performance under any Alliance agreement regardless of whether a claim is based on contract, warranty, tort (including negligence), theory of strict liability, or any other legal or equitable principle.

16.8.    Force Majeure

         Neither Party shall be liable to the other for any failure to perform or delay in performance due to causes beyond its reasonable control, provided however, that the Party whose performance is impeded or delayed agrees to take reasonable steps to overcome the same and to promptly notify the other Party of the condition causing such failure or delay and of the reasonable steps being taken.

16.9.    Relationship of Parties


         This Agreement and any other agreement between the Parties relating to this Alliance shall not, individually or in the aggregate, create or be construed to create a partnership, joint venture or any other form of legal entity, either in law or in fact. The Parties intend that their relationship or that their individual and collaborative activities under this Agreement or any other agreement between the Parties relating to this Alliance shall not be treated as a partnership or association taxable as a corporation for United State federal income tax purposes. Neither Party shall constitute either a partner or agent of the other, and neither Party shall have authority to bind the other. Any agreement relating to the Alliance shall be entered into by either or both of the Parties in their separate and individual capacities, and no agreement shall be deemed to be entered into solely in the name of the Alliance. In the event of a conflict between this
         Section 16.9 and any other provision of this Agreement, this Section
         16.9 shall control.






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16.10.   Notices

         Any notice, request, instruction or other document to be given hereunder by any Party to any other Party under any section of this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally or by telex or facsimile, the next day if by express mail or five (5) days after being sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or at such other address for a Party as shall be specified by like notice provided that such notice shall be effective only after receipt thereof):

         If to Telmex:              Telefonos de Mexico, S.A. de C.V.
                                    Parque Via No. 190, piso 10
                                    Col. Cuauhtemoc
                                    Mexico, 06599, D.F.
                                    ATTN: General Counsel
                                    Fax (525) 2551776
                                        Telephone: (525) 222-57-80

         If to Williams:            Williams Communications, Inc.
                                    One Williams Center, Suite 26-B
                                    Tulsa, OK 74172
                                    Attn:  Contract Administration
                                    Fax:             918-573-6578
                                    Telephone:       918-573-6277

         with a copy                Williams Communications, Inc.
         (which shall               One Williams Center, Suite 4100
         not constitute             Tulsa, OK 74172
         notice) to:                Attn:  General Counsel
                                    Fax:             918-573-3005
                                    Telephone:       918-573-4205

16.11.   Severability

         In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court or other authority of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable, it being the intent of the Parties to maintain the benefit of the bargain for both Parties.



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16.12.   Rules of Construction

         Words used in this Agreement, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender and any other number, as the context requires. As used in this Agreement, the word "including" is not limiting, and the word "or" is not exclusive. Except as specifically otherwise provided in this Agreement in a particular instance, a reference to a Section, Schedule or Exhibit is a reference to a Section of this Agreement or a Schedule or Exhibit hereto, and the terms "this Agreement," "hereof," "herein," and other like terms refer to this Agreement as a whole, including the Schedules to this Agreement, and not solely to any particular part of this Agreement. The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The Parties to this Agreement do not intend that any other Person shall obtain any rights as third party beneficiaries of this Agreement.



This Agreement is executed in two counterparts this ____ of May 1999.



TELEFONOS DE MEXICO S.A. de C.V.         WILLIAMS COMMUNICATIONS, INC.



---------------------------------------  --------------------------------------
Signature of Authorized Representative   Signature of Authorized Representative

---------------------------------------  --------------------------------------
Printed Name                             Printed Name

---------------------------------------  --------------------------------------
Title                                    Title





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                       EXHIBIT A - EXCLUDED SUBSIDIARIES

TELMEX
          ****


WILLIAMS
          ****


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.



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                         EXHIBIT B - EXISTING CONTRACTS


WILLIAMS COMMUNICATIONS:


         Intersys - Williams is using the services of Intersys, a subsidiary, involved in the network integration business located in Mexico.

         SBC Communications Inc. - Master Alliance Agreement Between SBC Communications Inc. and Williams Communications, Inc. dated as of February 8, 1998 and the agreements negotiated thereunder such as Network Development and Operations Agreement, Platform Services Agreement, Transport Services Agreement, Sales and Marketing Agreement, International Services Agreement, Consulting Services Agreements and CPE Installation and Maintenance Agreement.


TELMEX:


         Existing Interconnection Agreements between Telmex and AT&T, MCI, WorldCom, Sprint and SBC.*

         Operating Data Service Agreement executed by and between Global One Communications LLC and Uninet S.A. de C.V.*

         *Telmex has no preferred provider, most favored customer or similar arrangement any of these entities under these agreements or otherwise.

         Notwithstanding anything else set forth in this Alliance Agreement, Telmex and Williams recognize that ****.



------
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Securities and Exchange Commission.



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SCHEDULE A--ALLIANCE PRODUCTS AND SERVICES


1. CURRENT ALLIANCE PRODUCTS AND SERVICES

1.1 Mutually Offered Services: Telmex and Williams will be the Supplying Party to the other party for the following products and services.

         1.1.1 Description of Private Line Service. Circuits which are specifically dedicated to the use of Telmex or its customers and Williams or its customers between a point on the Telmex network and a point on the Williams network. Services are offered in DS-1, DS-3, and optical SONET (OC-N) bandwidths in the US and E1, E3 and SDH (STM - X) bandwidths in Mexico, with the required network interface being applied at the network interconnection point to reconcile the disparate national standards.

         1.1.2 Description of Frame Relay Service. Frame Relay Service is a multi-service technology that allows commercial end-users to use a network of shared private lines to send and receive data from geographically distant locations. Frame Relay can be defined as packet-switched, multiplexed data networking technology supporting connectivity between user equipment, such as routers, and a carrier's frame relay network equipment. Description of International Frame Relay Service. International Frame Relay Service is Frame Relay Service offered between locations connected to the Telmex network and locations connected to Williams network.

         1.1.3 Description of International Switched Voice Service. International Switched Voice Service is voice telecommunications traffic which is transported over a public switched telephone network in one country to a public switched telephone network in another country. International Switched Voice Services include:
         - International Direct Dial
         - Home Country Direct
         - International calling card calling
         - International sent paid operator assisted calling
         - International Toll-Free Service

1.2 Further Description of the Section 1.1.3 International Switched Voice Service. The following are general descriptions of the individual International switched voice services in Section 1.2.3 above. Detailed product/service description will be defined in the International Transport Services Agreement.

         1.2.1. 1+ Voice Service - 1+ Voice Service provides On-Net interexchange Service via Feature Group D in selected exchanges or dedicated access lines for origination and transmission on the Williams Network and termination of communications. Dedicated access may be provided by Telmex, Williams or a



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         Local Access Provider. Feature Group D access is provided by the Local
         Exchange Carrier and allows Telmex to use its own CIC to route traffic to Williams' facilities.

         Except where Local Access Service is provided via dedicated access facilities, Williams' 1+ Voice Service is available only in Feature Group D local exchanges where the End User's telephone line(s) can be programmed by the Local Exchange Carrier to automatically route "1+" interLATA toll calls to the Williams Network.

         Assuming CIP is provided by the originating office and each Telmex Corporation Affiliate provides a separate CIC, PIC verification (1-700-555-4141) will correctly brand the Services of Telmex and its Affiliates, and such additional brands as Telmex or its Affiliates may employ. The parties agree to explore and implement, if mutually agreeable, a technical solution for such branding where alternative solutions may be required.

         Williams shall have principal responsibility for obtaining Local Access facilities in the US for traffic originating on the Telmex US or Mexico systems. Telmex shall have the principal responsibility for obtaining Local Access facilities for traffic originating on the Williams systems needing termination in Mexico.

         1.2.2 Toll Free Service - offers Customers a toll free number (e.g., 800, 888 or 877) and allows callers to reach the subscriber without toll charges. The subscriber pays for all incoming calls made on its assigned toll free number. Toll Free Service consists of a basic service (assignment of a toll free telephone number and a toll free calling area selected by the Customer) and additional features that Customers can select.

         1.2.3 Switched Toll Free Service - is an inbound long distance service. This service terminates calls over the local telephone line of Customer or its End Users, and calls are toll-free to the calling party.

         1.2.4 Dedicated Toll Free Service - is an inbound long distance service. This service terminates calls over dedicated access lines from Company's POP to the service location(s) of Customer or its End Users, and calls are toll-free to the calling party.

         1.2.5 Directory Assistance Service - offers Customers the ability to provide their End Users with phone numbers, addresses and NPA/Country codes and automatic call completion. A per-call charge is assessed against the Customer for each call made by the Customer's persubscribed End-Users. This charge applies whether or not the Directory Assistance operator furnishes the requested telephone number(s), e.g., the requested number is unlisted, non-published or no record can be found. Requests for information other than telephone numbers will be charged for as requests for telephone numbers.



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         1.2.6 Directory Assistance Service - gives the option of completing a call to the called station telephone number received from the Directory Assistance operator without hanging up and originating a new call. A call completion charge applies in addition to the Directory Assistance per-call charge if the caller accepts the offer. The call completion charge will not apply if the call cannot be completed.

         1.2.7 Calling Card Service - is an inbound long distance service. This service allows customer or its End Users to place long distance call from locations other than their primary service location through the use of 800 number network access and an authorization code.

         1.2.8 Prepaid Calling Card Service - allows Telmex's End Users to originate outbound, Direct Dial long distance call on a prepaid basis via an 800 access number. All calls are rated on a flat-rate basis, and are rounded for billing purposes to the next higher full minute. Calls may only be charged against an account that has a sufficient available balance. Customer shall be given notice two (2) minutes before the available account balance is depleted, based upon the applicable rates for the call in progress. When the available balance is depleted, the call shall be terminated. A prepaid calling account shall expire on the date specified on the card, unless replenished by a charge to a commercial credit card as authorized by the Customer beforehand. The End-User will use the access number on the Pre-Paid Calling Card to access Williams Network. A flat per-minute rate will be deducted on a real-time basis as the card is used until the full amount of the card is exhausted.

         1.2.9 Operator Service - consists of all call completion functions performed either by a live operator or by automated systems. Such functions include collect calling, third party billing and calling card services. Access to Williams Operator Services can be obtained by the following dialing methods: (A) "00" from a telephone subscribed to Williams Network in a Feature Group D (FGD) area; (B) "0+ (NPA-NXX-XXXX)" from a telephone subscribed to Williams Network in a FGD area; (C) "101XXXX+0: from any non-pay telephone in FGD area; and
         (D) "1-800-XXXX" from an location.



2. PRODUCTS AND SERVICES TO BE CONSIDERED BY TELMEX AND WILLIAMS. The following products and services are available to Telmex by Williams as the Supplying Party. Telmex is not positioned to offer these products as a Supplying Party to Williams at this point but has committed to submit these products and services to Williams as Alliance Products and Services in accordance with the terms of this Agreement as they are developed and offered within the Telmex markets.

2.1 Description of On-Net ATM Service. Asynchronous Transfer Mode Service (the "ATM Service") is multi-service technology on the Williams Network that provides
final                                              Proprietary and Confidential



         integration of disparate networks onto a single communications infrastructure and meets the Technical Specifications for ATM Service set forth in Schedule B. ATM technology encapsulates user data into 53-byte cells and transmits them over an ATM network. Williams' On-Net ATM Service is designed for two (2) primary applications. These applications include ATM transport and backbone connectivity. ATM transport provides multimedia aggregation and video transmission. Multimedia transmission is suited for transporting voice, data and video while video transmission is best designed for point-to-point video services. Backbone connectivity provides for the interconnection of local area networks ("LAN(s)") as well as interconnection of existing network access points ("NAP(s)") or private peering backbones.

2.2      Description of Internet Services.

         2.2.1 IP Transport - IP Transport service provides the user with the capability to interconnect an ISP to a point on the provider's network. This may include connectivity to another ISP for peering, to a data center, telehousing facility, Network Access Point or Internet exchange point facility. Typical capacity is in the DS3 to OCN levels.

         2.2.2 IP Transit - Dedicated access connectivity at the IP layer to provide full Internet access to the customer service provider. IP packets exchanged between the customer network and external networks traverse the provider network, using Border Gateway Protocol (BGP) or a similar routing protocol to establish the appropriate routing. Dedicated Internet access provides connectivity at speeds ranging from DS1 to OC3. Connectivity is provided into the most available Williams POP.

         2.2.3 Dedicated Access - Dedicated Access connectivity at the IP layer to connect one or more associated customer end user sites. Dedicated access provides full Internet connectivity at speeds ranging from DS1 to OC3.

         2.2.4 Remote Access - Remote access connectivity to provide traditional analog and ISDN connectivity to the Williams IP Network. This service will be available at speeds up to 56kb in most major MSAs where Williams has a Williams POP.


2.3 Description of Collocation Service. Collocation Service is a service pursuant to which Telmex and its customers may place equipment in a facility owned, leased or licensed and operated by Williams for the purpose of interconnecting that equipment, including switches and associated equipment, with the Williams network, the network of Telmex or any Controlled subsidiary, or other third party network ("Collocation Service"), Telmex shall complete a mutually agreed upon Collocation Service Order.

final                                              Proprietary and Confidential

3. ANCILLARY SERVICES. Ancillary Services are those services incidental to Williams' provision of the Product or Service, as the Supplying Party, as such Services are identified in Schedule A (e.g. reconfiguration), or services incidental to service provided by a Third Party for which such party imposes a fee as established by that party.

4. PRICING FOR ALLIANCE SERVICES AND PRODUCTS. See Exhibits I and II, respectively, for the Williams and Telmex pricing for the Alliance Products and Services.


DEFINITIONS

"CIC" means carrier identification code.

"CIP" means carrier identification parameter.

"End User" means a natural person or legal entity which either; (1) orders service through Telmex or Williams or (2) uses Williams' Casual Calling service directly as a customer through dialing Williams' designated access code or other access number.

"Feature Group D" or "FGD" means such feature as defined in the tariff of the National Exchange Carrier Association.

"InterLATA Service" means long distance telecommunications service between local access transport areas in the United States.

"ISP" means Internet Service Provider.

"Local Access" means the intraLATA telecommunications facilities connecting an End User, including a Buyer-designated termination point, to an interexchange carrier's POP within the same LATA, including, but not limited to Seller's POP.

"Local Exchange Carrier" or "LEC" means the local telephone company that provides exchange telephone services.

"NAP" means network access point

"Off-Net" means a circuit that is not On-Net.

"On-Net" means a circuit traversing the Seller's network both end points of which originate or terminate at a Seller designated Seller POP.

"PIC" means primary interexchange carrier.

"POP" or "Point of Presence" means a point of presence as commonly understood in the industry.




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final                                              Proprietary and Confidential



                            EXHIBIT I TO SCHEDULE A


                      WILLIAMS'S NETWORK PRICING SCHEDULE

This Pricing Schedule is made as of this _____ day of ________________, 1999, and is part of Schedule A to the Alliance Agreement by and between Williams's Network, a division of Williams's Communications, Inc., a Delaware corporation ("Williams"), and Telefonos de Mexico, S.A. de C.V., a Mexican corporation ("Telmex"). The prices stated herein and any other term or condition of this Schedule are applicable only to On-Net Services. Third-Party Services are provided only on an individual case basis.

A.       WILLIAMS ON-NET ATM SERVICES

1. Recurring Rates & Charges: ATM service has three basic rate elements; Local Access, Port Connections, and Bandwidth.

         a. Local Access. Pricing for Local Access is determined in accordance with the terms and conditions set forth in applicable Alliance Agreements.

         b. UNI Port Connections. Pricing for User Network Interface (UNI) Port Connections is determined on the port speed connections selected by Telmex. UNI Port Connections are currently available at DS3, OC3 and OC12 speeds. Monthly recurring charges for Port Connections are set forth in Table A.1 below.

Table A.1         Monthly Recurring Port Charges



            Monthly Recurring Port Charges
-------------------------------------------------------
Port Speed          Monthly Recurring           CoS
                       Port Charge
-------------------------------------------------------
   DS3                    ****              VBR(nrt) or
                                                CBR
-------------------------------------------------------
   OC3                    ****              VBR(nrt) or
                                                CBR
-------------------------------------------------------
   OC12                   ****              VBR(nrt) or
                                                CBR
-------------------------------------------------------






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                                    -31-

         c.       Bandwidth.

final                                              Proprietary and Confidential


                  (i) There are two types of Bandwidth which can be selected, the Virtual Channel Connection (VCC) or the Virtual Path Connection (VPC). The type of bandwidth selected by the Telmex does not determine the price.

                  (ii) Pricing for Bandwidth is determined based on the Class of Service (CoS). Two Classes of Service are offered by
                  Williams: Constant Bit Rate (CBR) and Variable Bit Ratenon real time (VBRnrt). CoS charges are stated in Committed Information Rates (CIR) which are stated in Megabit per second (Mbps) increments for one-way (Simplex) VCCs or VPCs. CIR increments are available in 1Mbps increments up to 40Mbps for DS3 ports, 5 Mbps increments up to 150 Mpbs for OC3 ports and 25 Mbps increments up to 600 Mbps for OC12 ports. Monthly recurring charges for Bandwidth are set forth in Table A.2 below.

Table A.2         Monthly Recurring Bandwidth Charges


                           MONTHLY RECURRING CHARGES




              PORT                            CIR           PRICE PER
              SPEED             CoS          (Mbps)           Mbps
              -----             ---          ------         ---------
              UNI PORTS
              DS3              VBRnrt         1-9             ****
                               VBRnrt        10-19            ****
                               VBRnrt        20-29            ****
                               VBRnrt        30-40            ****
              OC3              VBRnrt         5-20            ****
                               VBRnrt        25-35            ****
                               VBRnrt        40-55            ****
                               VBRnrt        60-75            ****
                               VBRnrt        80-95            ****
                               VBRnrt       100-120           ****
                               VBRnrt       125-150           ****
              OC12             VBRnrt        25-75            ****
                               VBRnrt       100-175           ****
                               VBRnrt       200-275           ****
                               VBRnrt       300-350           ****
                               VBRnrt       375-475           ****
                               VBRnrt       500-600           ****

              DS3               CBR           1-9             ****
                                CBR          10-19            ****
                                CBR          20-29            ****
                                CBR          30-40            ****



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                                    -32-
final                                              Proprietary and Confidential


OC3       CBR        5-20     ****
          CBR       25-35     ****
          CBR       40-55     ****
          CBR       60-75     ****
          CBR       80-95     ****
          CBR     100-120     ****
          CBR     125-150     ****

OC12      CBR       25-75     ****
          CBR     100-175     ****
          CBR     200-275     ****
          CBR     300-350     ****
          CBR     375-475     ****
          CBR     500-600     ****


2.       Non-Recurring Charges:

                  Non-recurring charges include installation, configuration changes, order cancellations, and order changes that may be incurred for the Port, VCC or VPC. Such non-recurring charges are set forth in Table A.3 below.

Table A.3







Non-Recurring Charges
Description of Charge                Charges
---------------------                -------
Installation:
  DS3 Port                             ****
  OC3 Port                             ****
  OC12 Port                            ****
  per PVC or VP                        ****
Expedite Charge                        ****
Change of Service Order Charges:
  Configuration Change Charge          ****
  Order Cancellation Charge            ****
  Port Order Change Charge             ****
Change of Service Charge:
  Configuration Change Charge          ****
  Port Order Change Charge             ****


                  Configuration change charges are applied when the bandwidth sizes of a VCC or VPC are changed.


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                                    -33-
final                                              Proprietary and Confidential

                  Order Cancellation Charges apply when a PVC, VP or Port has been ordered and needs to be canceled prior to the PVC, VP, or Port having been installed and accepted.

                  Port Order Change Charges apply when Telmex requests to change the port size ordered. If the Port has been installed and accepted, Telmex will be charged for a new port installation.

B.       WILLIAMS' ON-NET PRIVATE LINE SERVICES

1. Williams On-Net Private Line Service has three basic rate elements; Interexchange charges, Local Access Charges and non-recurring charges.

         a.       Interexchange rates are determined in accordance with Table
                  B.3 below. Pricing for any Service not listed in such Table is determined on an individual case basis and will be set forth on Telmex's Service Order.

                  The minimum monthly charge for any Interexchange Circuit ordered by Telmex shall be as follows:


Table B.1


                 Minimum  Monthly Charges
                 ------------------------
                  DS-3              ****
                  OC-3              ****
                  OC-12             ****
                  OC-48             ****




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                                    -34-
final                                              Proprietary and Confidential


         b.       Non-Recurring Charges:


Table B.2


---------------------------------------------- -------------- ------------- -------------- ------------- --------------
            Non-Recurring Charges                  DS-1           DS-3          OC-3          OC-12          OC-48
---------------------------------------------- -------------- ------------- -------------- ------------- --------------
New Order Installation                             ****            ****          ****           ****           ****
Order Change (1st change free)                     ****            ****          ****           ****           ****
Order Cancellation
  Pre-Engineering                                  ****            ****          ****           ****           ****
  Post-Engineering                                 ****            ****          ****           ****           ****
ASR (new or disconnect) Special Access             ****            ****          ****           ****           ****
ASR Supplement                                     ****            ****          ****           ****           ****
Order Expedite                                     ****            ****          ****           ****           ****
Reconfiguration                                    ****            ****          ****           ****           ****
Additional Installation/Maintenance/
  Engineering                                      ****            ****          ****           ****           ****
Additional Installation/Maintenance/
  Engineering (After Hours)                        ****            ****          ****           ****           ****
---------------------------------------------- -------------- ------------- -------------- ------------- --------------



Cross-Connect Charge        Monthly Recurring          Non-Recurring
--------------------        -----------------          -------------
       DS-1                       ****                     ****
       DS-3                       ****                     ****
       OS-3                       ****                     ****
       OC-12                      ****                     ****
       OC-48                      ****                     ****


                  Installation charges shall apply to the normal installation of equipment necessary to provide the requested Circuit to the point of demarcation at the Telmex's premises. Additional installation charges shall apply when Williams is required to install equipment other than that normally required to provide the Circuit or when Telmex requests special equipment.

                  Non-recurring charges not described above will be considered special requests and will be handled on an individual case basis. All of the charges stated above are subject to change with thirty (30) days' notice.




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                                    -35-
final                                              Proprietary and Confidential

Table B.3

-------------------------------------------------------------------------------
                              Private Line Rates
-------------------------------------------------------------------------------
Rate Per VGE V+H Mile      DS-1     DS-3      OC-3     OC-12      OC-48
---------------------    ------    ------    ------    ------     ------
                         **** 0    **** 0    **** 5    **** 5     **** 0


C.       WILLIAMS' ON-NET FRAME RELAY SERVICES

1. Rates & Charges: Williams's Network On-Net Frame Relay Service has four principal rate elements: Local Access, Port Connections, Permanent Virtual Circuits (PVCs), and Trunking charges.

         Port Connections and PVCs can be categorized as being either a User-to-Network Interface (UNI) type or Network-to-Network Interface
         (NNI) type. An NNI port is defined as one end of a connection between Williams's frame relay network and another carrier's network. The connecting carrier could be either a customer or Off-Net service provider. Similarly, an NNI PVC is defined as one which has each end of the PVC residing in two different carrier's frame relay networks, rather than the originating and terminating points being in the same carrier's network.

2.       Conventional Frame Relay Services:

         a. Local Access: Pricing for Local Access is determined in accordance with the Terms and Conditions set forth in the applicable Alliance Agreement.

         b. Port Connections: Both UNI and NNI port charges are based solely on the speed of the port selected by the Telmex. Available port speeds range from 64 Kilobits per second (Kbps) to 1.536 Megabits per second
         (Mbps). Available speeds are set forth in Table C.1 below. Monthly recurring charges and installation charges for frame relay ports are set forth in Table C.1 below. Other non-recurring charges are set forth in Table C.3 below.

         c. Permanent Virtual Circuit (PVC) bandwidth charges: UNI and NNI PVC charges are both based solely on the bandwidth selected by Telmex. Bandwidth charges are stated in Committed Information Rates (CIR) which are stated in Kbps increments for one-way (Simplex) PVCs. Available PVC-CIR speeds range from 4 Kbps to 1.024 Mbps. Available speeds are set forth in Table C.1 below. Monthly recurring charges and installation charges for Frame Relay PVCs are set forth in Table C.1 below. Other non-recurring charges are set forth in Table C.3 below.

         d. Trunking Charges: The trunking charge is for the communication line between the Williams's Network switch and Telmex's switch. The trunking charge is added to the rates set forth in Table C.1 below.




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final                                              Proprietary and Confidential


Table C.1         Monthly Recurring Charges (MRC) and Installation Charges


--------------------------------------------------- ---------------- ---------------- ----------------
                FRAME RELAY SERVICE                    SPEED/CIR        16.13. MRC         16.14.
                     COMPONENTS                         (KBPS)                             Install
--------------------------------------------------- ---------------- ---------------- ----------------
NNI Port (Private NNI)                                       64            $ ****           $
(Add: 'NNI Trunking)                                        128            $ ****           $
                                                            192            $ ****           $
                                                            256            $ ****           $
                                                            320            $ ****           $
                                                            384            $ ****           $
                                                            448            $ ****           $
                                                            512            $ ****           $
                                                            576            $ ****           $
                                                            640            $ ****           $
                                                            704            $ ****           $
                                                            768            $ ****           $
                                                           1024            $ ****           $
                                                           1536            $ ****           $
--------------------------------------------------- ---------------- ---------------- ----------------
NNI PVC                                                       4            $ ****           $
(Simplex Pricing)                                            18            $ ****           $
                                                             16            $ ****           $
                                                             32            $ ****           $
                                                             48            $ ****           $
                                                             64            $ ****           $
                                                            128            $ ****           $
                                                            192            $ ****           $
                                                            256            $ ****           $
                                                            320            $ ****           $
                                                            384            $ ****           $
                                                            448            $ ****           $
                                                            512            $ ****           $
                                                            576            $ ****           $
                                                            640            $ ****           $
                                                            704            $ ****           $
                                                            768            $ ****           $
                                                            832            $ ****           $
                                                            896            $ ****           $
                                                            960            $ ****           $
                                                           1024            $ ****           $





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                                    -37-
final                                              Proprietary and Confidential


        ------------------------------------------- ---------------- ---------------- ----------------
                   FRAME RELAY SERVICE                 SPEED/CIR        16.13. MRC         16.14.
                        COMPONENTS                      (KBPS)                             Install
        ------------------------------------------- ---------------- ---------------- ----------------
        UNI Ports                                              64             *****        $
                                                              128             *****        $
                                                              192             *****        $
                                                              256             *****        $
                                                              320             *****        $
                                                              384             *****        $
                                                              448             *****        $
                                                              512             *****        $
                                                              576             *****        $
                                                              640             *****        $
                                                              704             *****        $
                                                              768             *****        $
                                                            1,024             *****        $
                                                            1,536             *****        $
        ------------------------------------------- ---------------- ---------------- ----------------
        UNI PVCs                                                4             *****        $
        (Simplex Pricing)                                       8             *****        $
                                                               16             *****        $
                                                               32             *****        $
                                                               48             *****        $
                                                               64             *****        $
                                                              128             *****        $
                                                              192             *****        $
                                                              256             *****        $
                                                              320             *****        $
                                                              384             *****        $
                                                              448             *****        $
                                                              512             *****        $
                                                              576             *****        $
                                                              640             *****        $
                                                              704             *****        $
                                                              768             *****        $
                                                              832             *****        $
                                                              896             *****        $
                                                              960             *****        $
                                                            1,024             *****        $
        ------------------------------------------- ---------------- ---------------- ----------------
        Local Access                                     DS-O/DDS               ICB       ICB
                                                         FT-1                   ICB       ICB
                                                         DS-1                   ICB       ICB
        NNI Trunking                                     DS-0/DDS               ICB       ICB
         Charge                                          FT-2                   ICB       ICB
                                                         DS-2                   ICB       ICB
        ------------------------------------------- ---------------- ---------------- ----------------



3.       Enhanced On-Net Frame Relay Services:

         a.  Frame Relay/ATM Service Interworking:

         Frame Relay/ATM Service Interworking ("FRASI") gives Telmex the ability to communicate seamlessly between ATM and Frame Relay locations. There is no additional charge for locations requiring ATM beyond the standard ATM charges set forth in Section A of this Pricing Schedule. Only Frame Relay PVCs can be



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                                    -38-
final                                              Proprietary and Confidential

         used for FRASI service, as the smaller Frame Relay ports are unable to handle the higher bandwidth ATM PVCs.

         b. Flex-CIR Services: Williams's Flex-CIR Service is designed to help end-users in two ways:

                  1. Telmex can reserve the exact amount of bandwidth needed by the end-user during the hours it is most critical.

                  2. Telmex can minimize network costs by 'turning off' excess bandwidth during the hours when it is least required.

         Specifically, Telmex will be able to plan adjustments to PVC speeds (or CIR) at quarter-hour increments (e.g. 8:00, 8:15, 8:30, 8:45, etc.). Once Telmex has made a speed change, Telmex will not be able to make another change for at least two (2) hours. Telmex shall have the option of establishing different speed schedules for the same PVC depending on the day of the week (e.g. turning a Flex-CIR PVC down from its `weekday speed' of 256 Kbps CIR to 64 Kbps CIR on the weekend). Telmex and any end users will experience a momentary network `hiccup' of one second or less at those predefined times when the network adjusts the Telmex's CIR, per the Telmex's predefined schedule, for a PVC which uses a Flex-CIR schedule. The configuration charges for this Enhanced Frame Relay Service are provided in Table
         C.2 below.

Table C.2


           -------------------------------------------------------------------------------------
                                     TIME-OF-DAY/DAY-OF-WEEK FLEX-CIR
                                               PVC CHARGES
           -------------------------------------------------------------------------------------
                 DESCRIPTION                   NRC (PER PVC)              MRC (PER PVC)
           -------------------------------------------------------------------------------------

              Basic PVC Charge              (Standard NRC charge       (Standard MRC charge
             (Based on Weighted             for average CIR level)     For average CIR level)
              average of CIRs)

              TOD Configuration                      ****                      ****
          Charge (2 CIR Adjustments
                   Per Day)

              DOW Configuration                      ****                      ****
          Charge (2 CIR adjustments
                    per wk)

             Each additional CIR                     ****                      ****
            adjustment per period
            (per day or per week)


Example:

         Pricing Step 1: Telmex establishes the necessary CIR and times for the TOD Flex-CIR Service as follows:

                  8 a.m. to 5 p.m.:1.024Mbps
                  5 p.m. to 8 a.m.: 64 Kbps

         Once the times and CIR are known, Williams and Telmex may then prorate the charges, based on the percent of time each CIR speed is scheduled for use. In this example, assuming the standard Monthly Recurring Charges are $600 for a 1.024Mbps CIR and $40 for a 64Kbps CIR, the prorated charge would be calculated as follows:




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                                    -39-
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final                                              Proprietary and Confidential


                  Business Hours: 9/24 hours * $600 (1.024Mbps CIR) = $225 Nonbusiness Hours: 15/24 hours * $40 (64Kbps CIR) = $25

                  Total Prorated Flex-CIR Charge:           = $250.00 per month

         Pricing Step 2: Next, Williams adds the speed change configuration charges. There is a $30 fee every time the CIR is changed during a Time-of-Day (TOD) schedule. In this example, the CIR speed changes two times each day (i.e. 8 a.m. to 5 p.m. and 5 p.m. to 8 a.m.). The TOD configuration charges would be calculated as follows:

                  TOD Configuration Charge = $30/daily speed change * 2 Changes = $60 per month

         Pricing Step 3: In order to determine the total monthly Flex-CIR cost for this PVC, the Williams adds the "Prorated Charge" calculated in Step 1 with the "TOD Configuration Charge" calculated in Step 2.

                  Monthly Recurring Flex-CIR PVC Cost: $250 + $60 = $310 per month

         Pricing Step 4: In order to determine the non-recurring charges for this example, you first determine the installation charges. The Installation charges for PVC's are $25 (you would add to this the installation charge for the ports chosen by Telmex as well. Since ports were not part of this example, the Port installation charges and MRC have not been included). Since there are 2 PVC's (64 & 1.024 Mbps) the total installation charge for the PVC's is $50. In addition, Telmex would pay a one time non-recurring charge of $40 for the TOD configuration. Therefore, in this example, Telmex's non-recurring charges for the PVC's only would be $90.

4. Additional Non-recurring Charges: In addition to the non-recurring installation charges set forth in Tables C.1 & C.2 above, Telmex may incur additional non-recurring charges as set forth in Table C.3 below.

Table C.3


          ---------------------------------------------------------------------------------
                                  Additional Non-Recurring Charges
          ---------------------------------------------------------------------------------
                   Description of Charge                            Charge
          ----------------------------------------- ---------------------------------------
          Configuration Changes                     ****
          Order Cancellation Charge                 ****
          PVC Order Change Charge                   ****
          Port Order Change Charge                  ****


         Configuration charges are applied when the CIR of PVCs for Basic Frame Relay Service are changed or when Telmex desires a change to the CIR of PVCs in an


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                                    -40-
final                                              Proprietary and Confidential


         already established Flex CIR Schedule (i.e. Telmex will not be charged the $50 fee for changes to the CIR when establishing its initial Flex-CIR schedule).

         Order Cancellation Charges apply when a Telmex cancels an order prior to its installation.

         PVC Order Change Charges apply after design, but prior to installation on a per PVC basis, when Telmex makes a change to the PVC size ordered. If the PVC has been installed and accepted, Telmex will be charged for a new PVC installation.

         Port Order Change Charges apply after design, but prior to installation on a per port basis, when Telmex requests to change the port size ordered. If the Port has been installed and accepted, Telmex will be charged for a new port installation.


D.       VOICE SERVICES

         Williams Network voice services will remain consistent with the interconnect agreement until such time that the regulatory constraints allow for a flexible international switched voice interconnect settlement fee.

E.       PRICING GENERAL CONDITIONS

1. All pricing set forth in Sections A, B and C above is Williams's current pricing. Such pricing and discounts are subject to change upon thirty (30) days written notice by Williams to Telmex. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders previously placed by Telmex and accepted by Williams. All pricing is subject to Preferred Provider and other applicable provisions, including but not limited to Sections 2 through 5 of this Alliance Agreement.

final                                              Proprietary and Confidential


                    EXHIBIT II TO SCHEDULE A (TELMEX PRICING)

                              PRIVATE LINE PRICING


----------------------------------------------------------------------------------------------------
TARIFFS: "LADA ENLACES"  2 MBPS (E1) INTERNATIONAL CIRCUIT


                                 MONTHLY
INSTALLATION                     RECURRING
CHARGE:                          CHARGE:           DISTANCE (KM)      FIXED CHARGE     CHARGE/KM
----------------------------------------------------------------------------------------------------
2MBPS                            $18,440              0-81            ****            ****
                                                  > 81-161            ****            ****
                                                  >161-805            ****            ****
                                                  >    805            ****            ****




-----------------------------------------------------------------------------------------------------
TARIFFS: "LADA ENLACES" N X 64 KPBS INTERNATIONAL CIRCUIT

                                 MONTHLY
INSTALLATION                     RECURRING
CHARGE:                          CHARGE:           DISTANCE (IN KM)   FIXED CHARGE       CHARGE/KM
-----------------------------------------------------------------------------------------------------
  64KBPS                         $ 4,865                  0-81            ****              ****
                                                      > 81-161            ****              ****
                                                      >161-805            ****              ****
                                                      >    805            ****              ****


 128KBPS                         $ 6,081                  0-81            ****              ****
                                                      > 81-161            ****              ****
                                                      >161-805            ****              ****
                                                      >    805            ****              ****


 192KBPS                         $ 6,448                  0-81            ****              ****
                                                      > 81-161            ****              ****
                                                      >161-805            ****              ****
                                                      >    805            ****              ****


 256KBPS                         $ 7,522                  0-81            ****              ****
                                                      > 81-161            ****              ****
                                                      >161-805            ****              ****
                                                      >    805            ****              ****


 384KBPS                         $ 8,597                  0-81            ****              ****
                                                      > 81-161            ****              ****
                                                      >161-805            ****              ****
                                                      >    805            ****              ****


 512KBPS                         $ 9,761                  0-81            ****              ****
                                                      > 81-161            ****              ****
                                                      >161-805            ****              ****
                                                      >    805            ****              ****


 768KBPS                         $10,746                  0-81            ****              ****
                                                      > 81-161            ****              ****
                                                      >161-805            ****              ****
                                                      >    805            ****              ****


1024KBPS                         $11,821                  0-81            ****              ****
                                                      > 81-161            ****              ****
                                                      >161-805            ****              ****
                                                      >    805            ****              ****





------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

final                                              Proprietary and Confidential







PRIVATE LINE PRICING:

o    Private Line pricing is composed of three separate charges:

     o    Non-Recurring Installation Charge

     o    Monthly Recurring Fixed Charge

     o Additional charge per kilometer based on distance from Telmex POP to nearest border crossing point

o    Additional local access is required from Telmex POP to customer site

o Additional fees, terms and conditions are provided in the product commercial policies document
final                                              Proprietary and Confidential

--------------------------------------------------------------------------------
                               FRAME RELAY PRICING
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                    FRAME RELAY MONTHLY PVC RECURRING CHARGE
Bandwidth      0-49 KMS       50-99 KMS      100-199        200-399        400-749        750-1199      >1200 KMS
  (KBPS)                                       KMS            KMS            KMS            KMS         =
-----------------------------------------------------------------------------------------------------------------
  10             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
  16             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
  20             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
  32             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
  40             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
  64             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
 128             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
 256             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
 384             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
 512             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
 768             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
1024             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
1792             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------
2048             ****           ****          ****           ****           ****            ****           ****
-----------------------------------------------------------------------------------------------------------------



                                                                         Port Monthly
    Installation Charge                                                Recurring Charge
----------------------------                                     ----------------------------
Bandwidth       Tariff                                           Bandwidth       Tariff
  (KBPS)                                                           (KBPS)
----------------------------                                     ----------------------------
  10             ****                                              10             ****
----------------------------                                     ----------------------------
  16             ****                                              16             ****
----------------------------                                     ----------------------------
  20             ****                                              20             ****
----------------------------                                     ----------------------------
  32             ****                                              32             ****
----------------------------                                     ----------------------------
  40             ****                                              40             ****
----------------------------                                     ----------------------------
  64             ****                                              64             ****
----------------------------                                     ----------------------------
 128             ****                                             128             ****
----------------------------                                     ----------------------------
 256             ****                                             256             ****
----------------------------                                     ----------------------------
 384             ****                                             384             ****
----------------------------                                     ----------------------------
 512             ****                                             512             ****
----------------------------                                     ----------------------------
 768             ****                                             768             ****
----------------------------                                     ----------------------------
1024             ****                                            1024             ****
----------------------------                                     ----------------------------
1792             ****                                            1792             ****
----------------------------                                     ----------------------------
2048             ****                                            2048             ****
----------------------------                                     ----------------------------


FRAME RELAY PRICING:

o    Frame Relay pricing is composed of three separate charges:

     o    Non-Recurring Installation Charge

     o    Port Monthly Recurring Fixed Charge

     o Monthly PVC Recurring Charge per kilometer based on distance from Telmex POP to nearest border crossing point

o    Additional local access is required from Telmex POP to customer site

o Additional fees, terms and conditions are provided in the product commercial policies document


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.